UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04010

OCM Mutual Fund
(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road, Suite 119
Livermore, California 94551
(Address of principal executive offices) (Zip code)

Gregory M. Orrell
Orrell Capital Management, Inc
2600 Kitty Hawk Road, Suite 119
Livermore, California 94551
 (Name and address of agent for service)

Registrant's telephone number, including area code: (925) 455-0802

Date of fiscal year end: November 30
Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

Semi-Annual Report May 31, 2016 (Unaudited)

OCM GOLD FUND Shareholder Letter – May 31, 2016 (Unaudited)

Dear Fellow Shareholder:

After four difficult years, a change in sentiment toward gold and shares of gold mining companies began to take shape in the first half of 2016. Over the six-month fiscal period ending May 31, 2016, the OCM Gold Fund Investor Class appreciated 61.28% (+54.00% after maximum sales load) while the Advisor Class gained 61.88% compared to 75.11% in the Philadelphia Gold and Silver Index (XAU)1 and 1.93% gain for the S&P 500 Index2. The price of gold bullion at May 31, 2016 was higher at $1,212.10 based on the London PM fix, up 13.23% during the six-month period. A number of balance sheet challenged gold mining companies in the XAU Index, specifically Barrick Gold, found relief with the lift in gold prices enabling the XAU Index to outperform the broader portfolio of gold and silver mining shares held in your Fund over the period. The encouraging sign is the strong performance of gold mining companies with significant debt and high operating costs could be an indication the market believes the bottom in the gold market may have been seen.

Market Commentary

It has been our view, due to the prolonged period of zero interest rate monetary policy, that the Federal Reserve has limited room to “normalize rates” without severely jeopardizing financial asset values and global capital flows. Faced with clear signs the global economy was softening at the same time pockets of economic weakness in the United States were emerging, the Fed has held off on additional hikes. The market has begun to anticipate further rate increases are unlikely in 2016, especially as the Bank of Japan and the European Central Bank spur negative interest rates through aggressive asset purchases. The gold market has reacted favorably, casting aside hawkish comments from Fed officials as nothing more than attempts to maintain some semblance of institutional integrity. There also appears to be a growing understanding the Fed has backed itself into a corner of having to progressively increase monetary stimulus to maintain asset values in order to avoid deflationary pressures and systemic risk while mandated to promote GDP growth. For investors, monetary debasement at an accelerated rate is the enemy of purchasing power and a friend to gold.

The positive shift in sentiment toward gold off the lows is illustrated by capital flows into gold bullion exchange traded funds (ETFs) which have seen an increase of approximately 400 tonnes or $15 billion of inflows in the first six months of 2016. In addition to continued central bank dovish monetary policies, there are a number of factors that point to a constructive environment for gold and gold assets moving forward, such as:

●

A number of well-known investors with global views, such as Stanley Druckenmiller, George Soros, and Jeffrey Gundlach, have taken positions in gold assets of late, publicly stating a common theme that they are fearful central banks’ exceptional monetary policies are close to unleashing an unfavorable market response.

OCM GOLD FUND Shareholder Letter – May 31, 2016 (Continued) (Unaudited)

●

The US economy is showing signs the credit induced economic expansion that has borrowed from future consumption may have run its course and is susceptible should financial asset prices decline. The Fed may have to resort to “helicopter money” as its next tool according to Lorretta Mester, President of the Federal Reserve bank of Cleveland.

●

We believe, the British referendum vote to leave the European Union (EU) (commonly referred to as Brexit) forecasts a period of protracted uncertainty surrounding the future of the EU along with a destabilizing impact on the euro as a reserve currency. European and British investors will increasingly look to diversify away from the euro and the pound fearing continued currency deprecation, in our opinion.

●

The decline in euro and pound values against other major currencies following the Brexit vote offers cover for China to devalue the yuan as the preferred mechanism to alleviate growing bad debts within its economy. The result is the export of deflationary forces which in turn puts further pressure on central banks to debase currencies on a competitive basis.

●

European bank shares are plumbing new lows following the Brexit vote threatening another “Lehman Brothers Moment” that could lead to systemic risk in the global financial system. Deutsche Bank’s Chief Economist is calling for a 150-billion-euro bailout to recapitalize European banks.

●

Bank of America estimates bonds with negative yields, mostly in Europe and Japan, have reached $13 trillion – investors are paying interest to own bonds that may default. We believe the storage cost of holding gold, which is not someone else’s liability, looks increasingly attractive in comparison.

●	Chinese physical gold demand is absorbing 60% of annual global gold production as Chinese investors seek diversification and a safe haven asset amid financial uncertainty.

●	Elevated geopolitical risks in the Middle East along with renewed Cold War attitudes between Russia and the West is leading to increased geopolitically motivated buying of gold.

●

Central Banks have been net buyers of gold for six straight years, led by monthly purchases by Russia and China. In 2015, central banks added 483 tons of gold to holdings in an effort to diversify US dollar risk. The trend has continued in the first half of 2016.

●

London brokerage ADM Investor Service estimates Asian demand over the past four years has drained London vaults of “free float” gold and that gold must now be imported into London to satisfy demand of exchange traded bullion funds. ADM states, “Besides the growth in physical gold demand from existing sources, there is more than US$200 Billion of trading every day in unallocated (paper) gold. If buyers lose confidence in the market’s structure and ability to deliver actual bullion, the market could become disorderly (via an old fashioned “run” on the vaults) as it seeks to find the true price of physical gold.”

OCM GOLD FUND Shareholder Letter – May 31, 2016 (Continued) (Unaudited)

●

Global gold production is expected to decline due to a combination of factors, most notably depletion of larger deposits, lack of exploration success in politically stable environments, new economic deposits with satisfactory returns are smaller in size, the market demanding higher return on investment hurdle rates for risk trade-off versus bullion exchange traded funds, creeping nationalization of deposits through taxation, and inelastic supply response due to long lead times of over seven years to bring high quality projects from discovery to production.

●

Gold and gold assets are an under-owned asset class with the market capitalization of the entire gold mining industry approximately $180 billion which is less than the market capitalization of JP Morgan’s stock of $210 billion.

●

The parallels to gold’s price action in the 1970s versus today appear uncanny and support our view that the past four years have been nothing more than a correction in a much broader bull market in gold that is adjusting to massive currency debasement enacted by global central banks.

Shares of Gold Mining Companies

Following a historic five-year consecutive down period, share prices of gold mining companies have risen dramatically over the past six months from extremely depressed levels. As is typical coming off a bottom, companies with the highest degree of balance sheet and operating leverage tend to rise the most as bankruptcy fears subside with rising prices. As gold prices continue to rise in all currencies, we believe those companies that possess strong management, large reserves in the ground in stable jurisdictions, and exhibit capital discipline while holding equity dear will be the companies that outperform over time. Importantly, shares of gold mining companies have reversed a prolonged decline versus bullion as investors are rewarding the industry for its renewed focus on generating free cash flow and a more disciplined approach to capital allocation. Additionally, with questions regarding the backing of paper gold assets creeping into the market, mining company reserves in the ground are also gaining greater appreciation. However, shares of gold mining companies still remain at historically depressed levels based on the HUI Index3/Gold ratio (see chart).

OCM GOLD FUND Shareholder Letter – May 31, 2016 (Continued) (Unaudited)

Your Fund’s investment strategy remains a disciplined approach to searching out value and growth opportunities across all segments of the gold and silver mining industry on a global basis from major gold producers with over one million ounces of annual production to junior gold producers with less than 100,000 ounces of annual production to small exploration and development companies. With the move higher in gold prices over the past six months, we have selectively established new positions in a number of promising companies that are emerging producers that have historically led to your Fund outperforming the XAU Index over longer time periods.

Conclusion

We are in the midst of the longest period ever of excessively accommodative monetary policies by any measure. The risk of policy failure has never been higher, in our opinion, as central bank policy makers have embraced their mandate to promote economic growth with theoretical models based on endless printing press money. We believe market forces will ultimately correct the excesses in spite of central bank efforts to stave off declines in asset prices in order to avoid a recession. Socializing risk is a cost for all that has yet to be fully considered in the market. It is our opinion, gold and gold assets will benefit as gold’s monetary attributes become re-learned by a wider audience.

OCM GOLD FUND Shareholder Letter – May 31, 2016 (Continued) (Unaudited)

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,

Gregory M. Orrell
Portfolio Manager
July 20, 2016

Philadelphia Gold and Silver Index (XAU)1 is a capitalization-weighted index featuring sixteen widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.

S&P 500 Index2 is a registered trademark of the Standard & Poor’s Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies.

HUI Index3 also known as gold BUGS index is the NYSE Arca's index measuring gold companies that do not hedge their gold production beyond a year and a half.

Investors cannot invest directly in an index.

Investing in the OCM Gold Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies which may subject the fund to greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

OCM GOLD FUND Shareholder Letter – May 31, 2016 (Continued) (Unaudited)

Investor Class Performance as of May 31, 2016

	OCMGX (without load)	OCMGX (with load)	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	61.28%	54.00%	75.11%	1.93%
One Year	19.30%	13.91%	16.57%	1.72%
3 Year Annualized	(2.97)%	(4.45)%	(7.93)%	11.06%
5 Year Annualized	(13.62)%	(14.41)%	(16.13)%	11.67%
10 Year Annualized	(0.82)%	(1.27)%	(4.37)%	7.41%

Advisor Class Performance as of May 31, 2016

	OCMAX	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	61.88%	75.11%	1.93%
One Year	20.04%	16.57%	1.72%
3 Year Annualized	(2.31)%	(7.93)%	11.06%
5 Year Annualized	(13.08)%	(16.13)%	11.67%
Since Inception Annualized*	(6.17)%	(9.73)%	12.29%

*	Inception: April 1, 2010

The performance data quoted above represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Total Annual Operating Expenses for the OCM Gold Fund Investor Class and Advisor Class are 2.59% and 2.01% respectively. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 800-628-9403. The returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]
The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

[2]	The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

OCM GOLD FUND Schedule of Investments – May 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS 90.2%
Major Gold Producers 43.8%
89,000	Agnico Eagle Mines Ltd.	$3,997,880
200,000	AngloGold Ashanti Ltd. ADR*	2,686,000
325,000	Gold Fields Ltd. ADR	1,144,000
210,000	Goldcorp, Inc.	3,532,200
300,000	Kinross Gold Corp.*	1,278,000
70,000	Newmont Mining Corp.	2,268,700
59,500	Randgold Resources Ltd. ADR	5,016,445
100,000	Sibanye Gold Ltd. ADR	1,171,000
169,625	Yamana Gold, Inc.	709,033
		21,803,258
Intermediate/Mid-Tier Gold Producers 9.4%
310,000	Alamos Gold, Inc.	1,984,000
311,200	B2Gold Corp.*	574,275
50,000	Centerra Gold, Inc.	261,552
120,633	Eldorado Gold Corp.	511,484
100,000	Endeavour Mining Corp.*	1,364,191
		4,695,502
Junior Gold Producers 9.9%
500,000	Argonaut Gold, Inc.*	979,869
2,500,000	Jaguar Mining, Inc.*	676,758
150,000	Klondex Mines Ltd.*	512,429
1,100,000	Mandalay Resources Corp.	855,574
1,000,000	Perseus Mining Ltd.*	346,957
100,000	Primero Mining Corp.*	170,000
47,976	Richmont Mines, Inc.*	374,693
750,000	Wesdome Gold Mines Ltd.*	989,401
		4,905,681
Exploration and Development Companies 8.0%
500,000	Amarillo Gold Corp.*	99,131
138,500	Asanko Gold, Inc.*^	451,510
111,500	Asanko Gold, Inc.*	362,201
650,000	Atlantic Gold Corp.*	282,522
500,000	Blackham Resources Ltd.*	164,426
1,454,582	Cardinal Resources Ltd.*	215,517
512,356	Dacian Gold Ltd.*	688,770
1,755,500	Lydian International Ltd.*	414,980
150,000	Premier Gold Mines Ltd.*	348,864
650,000	Roxgold, Inc.*	624,523
5,572,040	Sutter Gold Mining, Inc.*	308,047
		3,960,491
Primary Silver Producers 6.0%
200,000	Fortuna Silver Mines, Inc.*	1,114,839
100,000	Tahoe Resources, Inc.	1,194,144
55,000	Tahoe Resources, Inc.^	656,150
		2,965,133
Royalty/Streaming Companies 13.1%
14,800	Franco-Nevada Corp.	936,032
8,000	Franco-Nevada Corp.^	506,880
32,600	Royal Gold, Inc.	1,829,838
175,000	Silver Wheaton Corp.	3,262,734
		6,535,484
Total Common Stocks
	(Cost $24,129,578)	44,865,549

EXCHANGE TRADED FUND 4.7%
20,500	SPDR Gold Shares*	2,378,820
Total Exchange Traded Fund
	(Cost $906,305)	2,378,820

WARRANTS 0.1%
566,625	Lydian International Ltd.* Exercise Price 0.36 CAD, Exp. 11/28/2017	36,726
Total Warrants
	(Cost $24,261)	36,726

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2016 (Unaudited)

Shares	Value
SHORT-TERM INVESTMENT 5.6%
2,777,859	UMB Money Market Fiduciary, 0.01%	$2,777,859
Total Short-Term Investment
	(Cost $2,777,859)	2,777,859

Total Investments
	(Cost $27,838,003) 100.6%	50,058,954
Liabilities less Other Assets (0.6)%		(315,318)
TOTAL NET ASSETS 100.0%		$49,743,636

ADR – American Depository Receipt.

CAD – Canadian Dollars.

*	Non-income producing security.

^	Denoted investment is a Canadian security traded on U.S. stock exchange.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2016 (Continued) (Unaudited)

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Investment Securities
Australia	$1,415,670	2.8%
Canada	27,554,725	55.1
Cayman Islands	1,364,191	2.7
Jersey	5,468,151	10.9
South Africa	5,001,000	10.0
United States[1]	9,255,217	18.5
Total	$50,058,954	100.0%

[1]	Includes short-term investments.

See notes to financial statements.

OCM GOLD FUND Statement of Assets and Liabilities – May 31, 2016 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $27,838,003)	$50,058,954
Interest and dividends receivable	60,785
Prepaid expenses and other assets	24,789
Total assets	50,144,528

Liabilities:
Payable for fund shares redeemed	203,950
Investment adviser fees	42,923
Accrued distribution fees	90,565
Accrued Trustees' fees	2,500
Accrued audit fees	21,450
Accrued expenses and other liabilities	39,504
Total liabilities	400,892
Net Assets	$49,743,636

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$21,639,586
Undistributed net investment loss	(2,206,411)
Accumulated net realized gain on investments and foreign currency transactions	8,089,713
Net unrealized appreciation on investments and foreign currency translations	22,220,748
Net Assets	$49,743,636

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$11.59
Maximum sales charge (4.50% of offering price)	0.55
Offering price to public	$12.14
Shares outstanding	3,209,621
Advisor Class:
Net asset value and redemption price per share	$12.07
Shares outstanding	1,038,410
Total shares outstanding	4,248,031

See notes to financial statements.

OCM GOLD FUND Statement of Operations - Six Months Ended May 31, 2016 (Unaudited)

Investment Income
Interest	$56
Dividend (net of foreign withholding taxes of $20,656)	168,252
Total investment income	168,308

Expenses
Investment advisory fees	196,937
Distribution fees - Investor Class	135,128
Fund administration and accounting fees	64,759
Transfer agent fees and expenses	51,463
Professional fees	30,870
Federal and state registration fees	23,475
Chief Compliance Officer fees	13,171
Distribution fees - Advisor Class	12,082
Reports to shareholders	12,025
Custody fees	8,529
Trustees' fees	5,000
Other expenses	4,710
Total expenses	558,149
Net investment loss	(389,841)

Realized and Unrealized Gain on Investments:
Net realized gain on investments and foreign currency transactions	9,104,744
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,880,455
Net gain on investments	17,985,199

Net increase in net assets from operations	$17,595,358

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
Operations:
Net investment loss	$(389,841)	$(706,269)
Net realized gain (loss) on investments and foreign currency transactions	9,104,744	(451,006)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,880,455	(12,077,277)
Net increase (decrease) in net assets from operations	17,595,358	(13,234,552)

Distributions Paid to Shareholders
Investor Class:
Distributions paid from net realized gains	(12,996)	(615,794)
Total distributions from Investor Class	(12,996)	(615,794)

Advisor Class:
Distributions paid from net realized gains	(2,629)	(291,493)
Total distributions from Advisor Class	(2,629)	(291,493)
Total distributions	(15,625)	(907,287)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	819,251	1,751,025
Distributions reinvested	11,651	543,376
Payment of shares redeemed[1]	(2,987,480)	(7,462,865)
Net decrease in net assets from Investor Class share transactions	(2,156,578)	(5,168,464)

Advisor Class:
Net proceeds from shares sold	7,448,705	16,354,937
Distributions reinvested	2,547	275,664
Payment of shares redeemed[2]	(16,920,306)	(8,677,582)
Net increase (decrease) in net assets from Advisor Class share transactions	(9,469,054)	7,953,019
Net increase (decrease) in net assets from Fund share transactions	(11,625,632)	2,784,555

Total increase (decrease) in net assets	5,954,101	(11,357,284)

Net Assets, Beginning of Period	43,789,535	55,146,819
Net Assets, End of Period	49,743,636	43,789,535

Accumulated Net Investment Loss	$(2,206,411)	$(1,816,570)

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets (Continued)

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
Transactions in shares
Investor Class:
Shares sold	81,800	188,952
Shares issued on reinvestment of distributions	1,611	60,712
Shares redeemed	(318,010)	(836,796)
Net decrease in Investor Class shares outstanding	(234,599)	(587,132)

Advisor Class:
Shares sold	649,500	1,664,548
Shares issued on reinvestment of distributions	340	29,895
Shares redeemed	(2,164,578)	(880,355)
Net increase (decrease) in Advisor Class shares outstanding	(1,514,738)	814,088
Net increase (decrease) in Fund shares outstanding	(1,749,337)	226,956

[1]	Net of redemption fees of $114 for the six months ended May 31, 2016 and $26 for the year ended November 30, 2015, respectively.

[2]	Net of redemption fees of $19,626 for the six months ended May 31, 2016 and $11,601 for the year ended November 30, 2015, respectively.

See notes to financial statements.

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Unaudited)

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Trust’s Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 – quoted prices in active markets for identical securities

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2016, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$21,803,258	$—	$—	$21,803,258
Intermediate/Mid-Tier Gold Producers	4,695,502	—	—	4,695,502
Junior Gold Producers	4,905,681	—	—	4,905,681
Exploration and Development Companies	3,960,491	—	—	3,960,491
Primary Silver Producers	2,965,133	—	—	2,965,133
Royalty/Streaming Companies	6,535,484	—	—	6,535,484
Exchange Traded Fund	2,378,820	—	—	2,378,820
Warrants	36,726	—	—	36,726
Short-Term Investment	2,777,859	—	—	2,777,859
Total	$50,058,954	$—	$—	$50,058,954

There were no Level 2 or Level 3 securities as of May 31, 2016. There were no transfers between each of the three levels. The Fund recognizes transfers between levels at the end of the reporting period.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the six months ended May 31, 2016 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the six months ended May 31, 2016 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable county’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of May 31, 2016, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2013-2016 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Classes – The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund’s average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

up to 0.25% of the Fund’s average daily net assets allocable to Advisor Class shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the six months ended May 31, 2016, the Investor Class and the Advisor Class received $114 and $19,626 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. The Fund did acquire one

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

set of warrants for Lydian International Ltd. as a result of a corporate action during the period ended May 31, 2016. This set of warrants did not have a material impact on the Fund’s performance over the period. At May 31, 2016, the Fund held warrants as listed on the Schedule of Investments.

The Fund did exercise one set of rights in Dacian Gold Ltd. during the period. Rights function and have similar risks to warrants. The exercise of these rights did not have any impact on the performance of the Fund.

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Advisor Class shares at 2.99% and 2.39%, respectively. Expenses of the Fund above such levels are borne by the Adviser, subject to future recoupment. Expense reimbursement obligations are calculated daily and paid monthly.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the six months ended May 31, 2016, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the six months ended May 31, 2016, the Investor Class and the Advisor Class incurred $135,128 and $12,082, respectively, in expenses under the Plan.

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six months ended May 31, 2016 were $2,508,117 and $15,547,856, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At May 31, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$29,420,902
Unrealized appreciation	$23,055,488
Unrealized depreciation	(2,417,436)
Net unrealized appreciation on investments	$20,638,052

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

	2015	2014
Ordinary income	$—	$—
Net long-term capital gains	907,287	2,509,371
Total distributions	$907,287	$2,509,371

As of November 30, 2015 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(1,760,220)
Unrealized appreciation on investments	12,284,537
Total accumulated earnings	$10,524,317

The Fund has $709,466 in qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of November 30, 2015, the Fund had $90,691 of accumulated short-term capital loss carryforward and $960,063 of accumulated long-term capital loss carryforward which are not subject to expiration. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

OCM GOLD FUND Notes to Financial Statements – May 31, 2016 (Continued) (Unaudited)

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

Note 8. Illiquid Securities

The Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Note 9. Subsequent Events

Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

OCM GOLD FUND Financial Highlights Investor Class

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013	Year Ended Nov. 30, 2012	Year Ended Nov. 30, 2011

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$7.19	$9.47	$11.26	$21.68	$28.49	$30.53

Income from Investment Operations:
Net investment loss	(0.10)[1]	(0.14)[1]	(0.17)[1]	(0.27)	(0.25)	(0.29)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	4.50	(1.98)	(1.17)	(9.75)	(5.48)	0.76
Total from investment operations	4.40	(2.12)	(1.34)	(10.02)	(5.73)	0.47

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distribution from net realized gains	— [2]	(0.16)	(0.45)	(0.40)	(1.08)	(2.51)
Total distributions	—	(0.16)	(0.45)	(0.40)	(1.08)	(2.51)

Redemption fee proceeds	— [2]	— [2]	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$11.59	$7.19	$9.47	$11.26	$21.68	$28.49

Total return*	61.28%[3]	(22.76)%	(11.49)%	(47.03)%	(20.27)%	1.70%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$37,208	$24,750	$38,177	$52,231	$125,286	$168,305
Ratio of expenses to average net assets	2.84%[4]	2.59%	2.39%	2.22%	1.99%	1.73%
Ratio of net investment loss to average net assets	(2.03)%[4]	(1.51)%	(1.34)%	(0.85)%	(1.04)%	(1.03)%
Portfolio turnover rate	6%[3]	11%	5%	8%	1%	5%

*	Assumes no sales charge

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See notes to financial statements.

OCM GOLD FUND Financial Highlights Advisor Class

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013	Year Ended Nov. 30, 2012	Year Ended Nov. 30, 2011

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$7.46	$9.76	$11.49	$22.00	$28.74	$30.65

Income from Investment Operations:
Net investment income loss	(0.07)[1]	(0.09)[1]	(0.09)[1]	(0.08)	(0.12)	(0.18)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	4.66	(2.06)	(1.20)	(10.03)	(5.54)	0.78
Total from investment operations	4.59	(2.15)	(1.29)	(10.11)	(5.66)	0.60

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distribution from net realized gains	— [2]	(0.16)	(0.45)	(0.40)	(1.08)	(2.51)
Total distributions	—	(0.16)	(0.45)	(0.40)	(1.08)	(2.51)

Redemption fee proceeds	0.02	0.01	0.01	— [2]	— [2]	— [2]

Net asset value, end of period	$12.07	$7.46	$9.76	$11.49	$22.00	$28.74

Total return	61.88%[3]	(22.28)%	(10.74)%	(46.75)%	(19.83)%	2.15%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$12,536	$19,040	$16,970	$12,005	$17,322	$20,328
Ratio of expenses to average net assets	2.20%[4]	2.01%	1.79%	1.69%	1.48%	1.30%
Ratio of net investment loss to average net assets	(1.39)%[4]	(0.92)%	(0.74)%	(0.31)%	(0.52)%	(0.60)%
Portfolio turnover rate	6%[3]	11%	5%	8%	1%	5%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See notes to financial statements.

OCM GOLD FUND Expense Example – For the Period Ended May 31, 2016 (Unaudited)

As a shareholder of the OCM Gold Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016 (the “period”).

Actual Expenses

The row titled “Actual” in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the periods.

Hypothetical Example for Comparison Purposes

The row titled “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

OCM GOLD FUND Expense Example – For the Period Ended May 31, 2016 (Continued) (Unaudited)

Expenses Paid During the Period

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period Ended May 31, 2016*
Investor Class
Actual	$1,000.00	$1,612.80	$18.56
Hypothetical (5% return before expenses)	1,000.00	1,010.79	14.29
Advisor Class
Actual	1,000.00	1,618.80	14.41
Hypothetical (5% return before expenses)	1,000.00	1,014.00	11.08

*
Expenses are equal to the Investor Class’ and Advisor Class’ annualized expense ratios of 2.84% and 2.20%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OCM GOLD FUND Other Information (Unaudited)

Investments by Sector – As of May 31, 2016
 As a Percentage of Total Investments

The Fund will file its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2015 are available without charge, upon request by calling toll free 1-800-779-4681 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting policies and procedures are also available on the Fund's website at http://www.ocmgoldfund.com.

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OCM Gold Fund
 Distributed by:

Northern Lights Distributors, LLC
17605 Wright Street
 Omaha, NE 68130

7597-NLD-7/25/2016

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6. Schedule of Investments

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	Not applicable.

Item 12. Exhibits.

(a)(1) Code of Ethics – Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President

Date:	July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date:	July 26, 2016